Exhibit 10.10

ESCROW AGREEMENT

THIS AGREEMENT is made this 31st day of March, 2008, by and among THORNBURG MORTGAGE, INC., a Maryland corporation (the “Company”), each of the undersigned Subscribers (the “Subscribers”), and WILMINGTON TRUST COMPANY (“Escrow Agent”).

WHEREAS, pursuant to the terms of the Purchase Agreement, dated as of March 31, 2008 (the “Purchase Agreement” attached hereto as Exhibit A; capitalized terms used herein without definition shall have the meanings given in the Purchase Agreement) by and among the Company, MP TMA LLC, MP TMA (Cayman) LLC and TMA Ltd. (collectively, “MatlinPatterson”) and each Subscriber, each Subscriber and MatlinPatterson will purchase, and the Company will sell, upon the terms and conditions set forth in the Purchase Agreement, on the Closing Date, that aggregate (i) number of Notes, (ii) number of Initial Warrants and (iii) amount of Participation, set forth therein (which aggregate amount for all Subscribers and MatlinPatterson together as of the Closing Date shall be $1,150,000,000.00);

WHEREAS, one Subscriber shall deposit $11,428,571.00 (the “Custody Amount”) with State Street Bank and Trust Company as custodian (the “Custodian”) and designated for release only in accordance with Section III(a) hereof upon notice to the Custodian by the Escrow Agent and each other Subscriber shall deposit with the Escrow Agent on the Closing Date its respective Escrow Amounts set forth on its signature page hereto (each, an “Escrow Amount” and, collectively, the “Escrow Amounts”) (which aggregate Escrow Amounts and Custody Amount for all Subscribers together shall be $200,000,000); and

WHEREAS, the Company shall deposit the Escrow Warrants with the Escrow Agent on the Closing Date, on behalf of the Subscribers, as further enumerated and described on its signature page hereto.

NOW, THEREFORE, in consideration of the premises, and further consideration of the covenants set forth hereafter, it is hereby agreed mutually as follows:

I.	Designation as Escrow Agent.

Subject to the terms and conditions hereof, the Company and each of the Subscribers hereby appoint Wilmington Trust Company as Escrow Agent and Wilmington Trust Company hereby accepts such appointment.

II.	Deposit of Escrow Funds.

(a) Upon execution of this Escrow Agreement, one Subscriber shall deposit the Custody Amount with the Custodian and such Custody Amount shall be designated for release only in accordance with Section III(a) hereof upon notice to the Custodian by the Escrow Agent and each other Subscriber shall deposit their respective Escrow Amount into an account (the “Escrow Account”) established with Escrow Agent.

(b) Escrow Agent will hold the initial deposits and all subsequent deposits in the Escrow Account, together with all investments thereof and all interest accumulated thereon and proceeds therefrom, in escrow upon the terms and conditions set forth in this Escrow Agreement and shall not disburse funds from the Escrow Account except as provided herein.

(c) Escrow Agent shall invest the Escrow Account in Escrow Investments (as defined herein) as directed in writing from time to time by the Company. Any such Escrow Investments will constitute Escrow Amounts. The Escrow Agent will liquidate any such Escrow Investments pursuant to the terms set forth in Section III herein.

“Escrow Investments” means (i) Treasury Securities (as defined below), (ii) investments in time deposit accounts, certificates of deposit and money market deposits maturing no later than June 30, 2008, in each case, entitled to U.S. Federal deposit insurance for the full amount thereof or issued by a bank (within the meaning of Section 3(a)(2) of the Securities Act of 1933, as interpreted by the staff of the Securities and Exchange Commission) or trust company (including the Escrow Agent or an affiliate of the Escrow Agent) which is organized under the laws of the United States of America or any State thereof having capital, surplus and undivided profits aggregating in excess of $500,000,000, (iii) marketable debt securities, rated Aaa by Moody’s Investor’s Service, Inc. and/or AAA by Standard & Poor’s Rating Services, issued by U. S. Government-sponsored enterprises, U. S. Federal agencies, U.S. Federal financing banks, and international institutions whose capital stock has been subscribed for by the United States, and (iv) investments in commercial paper maturing no later than June 30, 2008 and having, at the date of acquisition, a rating no lower than A-1 from Standard & Poor’s Ratings Service, P-1 from Moody’s Investors Service, Inc. or F-1 from Fitch Ratings Ltd.

“Treasury Securities” means any investment in obligations issued or guaranteed by the United States government and supported by the full faith and credit of the U.S. Treasury, either by statute or an opinion of the Attorney General of the United States, in each case, maturing no later than June 30, 2008.

It is hereby acknowledged by Subscribers and the Company that any Escrow Investments selected by the Company in the U.S. Government Portfolio (Service Class shares) of the Wilmington family of mutual funds or any other mutual funds for which Escrow Agent or any affiliate of Escrow Agent may serve as investment advisor or other service provider are not obligations of Wilmington Trust Company or Wilmington Trust Corporation, are not deposits and are not insured by the FDIC. Escrow Agent or its affiliate may be compensated by the mutual fund for services rendered in its capacity as investment advisor, or other service provider, such as provider of shareholder servicing and distribution services, and such compensation is both described in detail in the prospectus for the fund, and is in addition to the compensation, if any, paid to Wilmington Trust Company in its capacity as Escrow Agent hereunder. The Escrow Agent shall not be accountable or liable for any losses resulting from the sale or depreciation in the market value of such investments.

III.	Disbursement of Escrow Account.

(a) The Escrow Agent shall distribute funds from the Escrow Account to the Company and notify the Custodian to release the Custody Amount to the Company to satisfy the Second Closing Note Payments (provided, however, that all interest or other investment income earned on the Escrow Amount shall be remitted on a pro-rata basis to the Subscribers who deposited portions of the Escrow Account based on their initial deposit of Escrow Amount pursuant to Section 3(b) hereof), on the date which is the earliest of:

(i) the date of the Escrow Agent’s receipt of opinions of counsel to the Company for each of clause (A) and (B) below, certified by the Chief Executive Officer of the Company in a written certificate directing the disposition of all or a portion of the Escrow Amounts and Custody Amount to the Company;

(A) An opinion of counsel to the Company that the Company has validly accepted for purchase the number of issued and outstanding shares of Preferred Stock of the Company sufficient in number, percentages of respective classes of preferred stock and purchase price to satisfy the condition precedent to the Second Closing set forth in Section 6.2(ii) of the Purchase Agreement, but for payment of the Tender Offer Cash Payment (as such condition may have at that time been amended with the consent of the Majority Participants pursuant to the terms of the Purchase Agreement); and

(B) An opinion of Maryland counsel to the Company that the holders of record of shares of capital stock of the Company have approved an amendment or amendments to the Articles by June 15, 2008 (or such later date consented to in writing by the Majority Participants pursuant to the terms of the Purchase Agreement but not later than June 30, 2008) to increase the number of authorized shares of Common Stock of the Company to at least 4,000,000,000 shares of Common Stock and the increase in authorized shares of capital stock of the Company is effective.

(ii) the date of the Escrow Agent’s receipt of joint written instructions from the Company and each of the Subscribers directing the disposition of the Escrow Amounts; or

(iii) the date of the Escrow Agent’s receipt of a final, non-appealable judgment, order or ruling of a court or other governmental authority directing the disposition of the Escrow Amounts;

provided, however, that (A) if none of clauses (i) through (iii) of this Section 3(a) have been satisfied or (B) if Escrow Amounts remain in the Escrow Account following a distribution or distributions pursuant to clauses (i) through (iii), on June 30, 2008, then the respective Escrow Amounts from the Escrow Account shall be distributed by the Escrow Agent to the Subscribers on a pro-rata basis based on their initial deposit of Escrow Amount. Upon distribution of funds from the Escrow Account to the Company in accordance with Section III(a) hereof, the Escrow Agent shall promptly provide notice of such distribution to the Custodian in writing at the address specified to the Escrow Agent. It is further understood and agreed that, unless and until funds are distributed to the Company in strict accordance with this Agreement, no amount of the Escrow Account or the Custody Amount shall be considered assets of the Company.

(b) Notwithstanding the foregoing, all interest and investment earnings on the Escrow Account as of each calendar month, shall be paid on a pro-rata basis to the Subscribers based on their initial deposit of Escrow Amount as soon as reasonably practicable following the end of the related calendar month.

(c) Following the release and distribution of all the Escrow Amounts in accordance with the provisions of Section 3 hereof, this Agreement shall terminate and be of no further force or effect except for the provisions of Section 4 hereof, which shall survive such termination.

(d) Notwithstanding anything contained herein to the contrary, in the event funds transfer instructions are given, whether in writing, by telecopier or otherwise, Escrow Agent is authorized (but not required) to seek confirmation of such instructions by telephone call-back, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons designated in the instructions. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The parties to this Escrow Agreement acknowledge that such security procedure is commercially reasonable. Escrow Agent may disburse the Escrow Account pursuant to this Section III, either by wire transfer or certified or bank check in accordance with the wire instructions or contact information set forth in the Subscribers’ respective signature pages, at the sole discretion of the Escrow Agent. It is understood, however, that the Escrow Agent may disburse any funds in the Escrow Account without any separate instructions, if such disbursements are in accordance with the terms of this Escrow Agreement.

IV.	Authority of Escrow Agent and Limitation of Liability.

(a) In acting hereunder, Escrow Agent shall have only such duties as are specified herein and no implied duties shall be read into this Agreement, and Escrow Agent shall not be liable for any act done, or omitted to be done, by it in the absence of its gross negligence or willful misconduct.

(b) Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, and may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so.

(c) Escrow Agent shall be entitled to consult with legal counsel in the event that a question or dispute arises with regard to the construction of any of the provisions hereof, and shall incur no liability and shall be fully protected in acting in accordance with the advice or opinion of such counsel.

(d) Escrow Agent shall not be required to use its own funds in the performance of any of its obligations or duties or the exercise of any of its rights or powers, and shall not be required to take any action which, in Escrow Agent’s sole and absolute judgment, could involve it in expense or liability unless furnished with security and indemnity which it deems, in its sole and absolute discretion, to be satisfactory.

(e) Company shall pay to Escrow Agent compensation for its services hereunder (including ascustodian of the Warrants per Section V hereof) in the amount of $10,000 per annum, plus reasonable fees and expenses of its counsel. In the event Escrow Agent renders any extraordinary services in connection with the escrow account at the request of the parties, Escrow Agent shall be entitled to additional compensation therefor. Escrow Agent shall have a first lien against the Escrow Account to secure the obligations of Company and Subscribers hereunder. The terms of this paragraph shall survive termination of this Agreement.

(f) Company and Subscribers hereby agree, jointly and severally, to indemnify Escrow Agent, its directors, officers, employees and agents (collectively, the “Indemnified Parties”), and hold the Indemnified Parties harmless from any and against all liabilities, losses, actions, suits or proceedings at law or in equity, and any other expenses, fees or charges of any character or nature, including, without limitation, attorney’s fees and expenses, which an Indemnified Party may incur or with which it may be threatened by reason of acting as or on behalf of Escrow Agent under this Agreement or arising out of the existence of the Escrow Account, except to the extent the same shall be caused by Escrow Agent’s gross negligence or willful misconduct. Escrow Agent shall have a first lien against the Escrow Account to secure the obligations of the parties hereunder. The terms of this paragraph shall survive termination of this Agreement.

(g) In the event Escrow Agent receives conflicting instructions hereunder, Escrow Agent shall be fully protected in refraining from acting until such conflict is resolved to the satisfaction of Escrow Agent.

(h) Escrow Agent may resign as Escrow Agent, and, upon its resignation, shall thereupon be discharged from any and all further duties and obligations under this Agreement by giving notice in writing of such resignation to Company and Subscribers, which notice shall specify a date upon which such resignation shall take effect. Upon the resignation of Escrow Agent, Company and Subscribers shall, on or before the thirtieth (30th) Business Day following receipt of the foregoing notice from Escrow Agent, designate a substitute escrow agent (the “Substitute Escrow Agent”), which Substitute Escrow Agent shall, upon its designation and notice of such designation to Escrow Agent, succeed to all of the rights, duties and obligations of Escrow Agent hereunder. In the event Company and Subscribers shall not have delivered to Escrow Agent a written designation of Substitute Escrow Agent within the aforementioned thirty (30) day period, together with the consent to such designation by the Substitute Escrow Agent, the Escrow Agent may apply to a court of competent jurisdiction to appoint a Substitute Escrow Agent, and the costs of obtaining such appointment shall be reimbursable from Company and Subscribers and from the Escrow Account.

(i) The parties hereto agree that should any dispute arise with respect to the payment, ownership or right of possession of the Escrow Account, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, except for its bad faith, willful misconduct or gross negligence, as determined by a court of competent jurisdiction in a final and non-appealable decision, all or any part of such Escrow Account until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of a court of competent jurisdiction and a notice executed by the parties to the dispute or their authorized representatives shall have been delivered to the Escrow Agent setting forth the resolution of the dispute, which notice Company and Subscribers hereby agree to so execute and deliver to the Escrow Agent in the event that such an order, decree or judgment is obtained from or issued by a court of competent jurisdiction. The Escrow Agent shall be under no duty whatsoever to institute or defend in such proceedings.

V. Custodian for Escrow Warrants.

Escrow Agent accepts its appointment as custodian for the Escrow Warrants and agrees to perform the following duties relating to the custody and care of the Escrow Warrants:

(a) The Escrow Agent shall (i) maintain the Escrow Warrants in secure facilities in accordance with customary and prudent standards for such custody, (ii) maintain accurate records pertaining to the Escrow Warrants as will enable the Escrow Agent and the Company to comply with the terms and conditions of this Agreement and (iii) maintain at all times a current inventory thereof in such manner as shall enable the Company and the Escrow Agent to verify the accuracy of such record-keeping, inventory and physical possession. The Escrow Agent will promptly report to the Company, the Subscribers and MatlinPatterson any failure on its part to hold the Escrow Warrants as herein provided and shall promptly take appropriate action to remedy any such failure.

(b) On or before the third (3rd) Business Day following a disbursement of the Escrow Account pursuant to Section 3(a) hereof, the Escrow Agent shall deliver the Escrow Warrants to the Company. The Company will deliver the Escrow Warrants or reissue replacement warrants, as applicable, to the respective Subscribers and MatlinPatterson, as applicable, in the proper amounts as determined in the Purchase Agreement. The Escrow Agent shall have no duties or obligations and no liability with respect to the Escrow Warrants so released to the Company or the Subscribers and MatlinPatterson, as applicable, for any period of time so released to the Company. All reasonable, out of pocket costs incurred under this Section shall be borne by the Company.

VI. Notices.

Except as otherwise provided herein, any notice, instruction or instrument to be delivered hereunder shall be in writing and shall be effective upon receipt at the addresses set forth on the signature page hereof or at such other address specified in writing by the addressee, or if to the Escrow Agent, upon receipt via facsimile or telecopier transmission, at the number set forth on the signature page hereof, or at such other number specified by Escrow Agent.

VII. Amendment.

This Escrow Agreement may not be amended, modified, supplemented or otherwise altered except by an instrument in writing signed by the parties hereto.

VIII. Termination.

This Agreement will terminate upon the disbursement of all funds in the Escrow Account, as provided above, by the Escrow Agent.

IX. Tax Reporting.

The parties hereto, other than the Escrow Agent, agree that, for tax reporting purposes, all interest and other income earned from the investment of amounts in the Escrow Account (“Taxable Income”) in any tax year shall be allocated 100% to the Subscribers (each a “Taxpayer”) in proportion to their respective contributions to the Escrow Account. Upon execution of this Escrow Agreement, each Taxpayer shall provide Escrow Agent with its certified tax identification number (“TIN”) on an executed Internal Revenue Service Form (“IRS”) W-9 or other applicable IRS Form. Each Taxpayer agrees to report all Taxable Income allocable to it on its federal and other applicable tax returns. Each Taxpayer acknowledges and agrees that, in the event its TIN is not certified to the Escrow Agent, and/or it does not make all certifications set forth in IRS Form W-9 or other applicable IRS Form, applicable tax laws may require withholding of a portion of any income earned with respect to amounts in the Escrow Account that are allocable to it.

X. Anti-Terrorism/Anti-Money Laundering Laws.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT—To help the United States government fight the funding of terrorism or money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for the parties to this Agreement: the Escrow Agent will ask for your name, address, date of birth, and other information that will allow the Escrow Agent to identify you (e.g., your social security number or tax identification number.) The Escrow Agent may also ask to see your driver’s license or other identifying documents (e.g., passport, evidence of formation of corporation, limited liability company, limited partnership, etc., certificate of good standing.)

Each party to this Agreement hereby agrees to provide the Escrow Agent, prior to the establishment of the Escrow Account, with the information identified above pertaining to it by completing the form attached as Exhibit B and returning it to the Escrow Agent. Exhibit B includes one form for individuals and another form for entities.

XI. Governing Law.

This is a Delaware contract and shall be governed by Delaware law in all respects.

XII. Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

[This space is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their names to be hereto subscribed by their respective Presidents or Vice Presidents as of the day and year first above written.

THORNBURG MORTGAGE, INC., as Company		WILMINGTON TRUST COMPANY, Escrow Agent

By:	/s/ Larry A. Goldstone	By:	/s/ Michael G. Oller
Title:	President & Chief Executive Officer	Title:	Senior Financial Services Officer
Address:		Address:
1100 North Market Street
Wilmington, Delaware 19890

Fax No.:		Fax No.:	(302) ___-________
Tel. No.:		Tel. No.:	(302) 636-________
Attention:		Attention:

Escrow Agreement

IN WITNESS WHEREOF, the parties hereto have caused their names to be hereto subscribed by their respective Presidents or Vice Presidents as of the day and year first above written.

	, $	(Escrow Amount/Custody Amount)
as Subscriber

By:		[Description of Warrants for this Subscriber]
Title:

Address:

Fax No.:
Tel. No.:
Attention:

Wire Instructions:

Escrow Agreement

EXHIBIT A

Purchase Agreement, dated as of March 31, 2008

EXHIBIT B

Due Diligence Questionnaire for Entity Customers

Dear Customer:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism or money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

Please complete the items identified and sign below. In certain circumstances, we may be required to request additional information. Thank you for your cooperation in this matter.

Company Name:

SSN/TIN*:

Street Address**:

City:	State:	Zip Code:

Phone (Optional):	Fax (Optional):	eMail (Optional):

*If SSN/TIN has been applied for please attach copy of filed application

** Business street address, address for the principal place of business, local office or other physical location,

P.O. Box address is not acceptable

Required documents from non-individuals:

Please provide the following executed document:

Completed IRS Form W-9/W-8 (form attached)

Please provide at least one (1) of the following certified documents:

Certificate or Articles of Incorporation

Government-issued business license

Partnership Agreement

LLC Agreement

Trust Agreement

Certificate of Good Standing (issued within the last six months)

Signature	Date

EXHIBIT B (Cont’d)

Due Diligence Questionnaire for Individual Customers

Dear Customer:

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism or money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

Please complete the items identified and sign below. In certain circumstances, we may be required to request additional information. Thank you for your cooperation in this matter.

Your Name:

SSN/TIN*:	Date of Birth (Individuals):

Street Address (individual’s residential address**):

City:	State:	Zip Code:

Phone (Optional):	Fax (Optional):	eMail (Optional):

* If SSN/TIN has been applied for please attach copy of filed application

** P.O. Box address is not acceptable

Required documents from individuals:

Please provide the following executed document:

Completed IRS Form W-9/W-8 (form attached)

Copy of at least one (1) of the following documents:

1) Driver License (Photo ID):	2) Passport:
State/Country of Issuance:	Country of Issuance:
License Number:	Issuance Date:
Issuance Date:	Passport Number:
Expiration Date:	Expiration Date:

3) Government Issued ID Card (Photo ID):
State/Country of Issuance:
ID Number:
Issuance Date:
Expiration Date:

Signature	Date

Revised: January 9, 2007/Due Diligence Form

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. November 2005) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership	☐	Other ▶	☐	Exempt from backup withholding

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person ▶	Date ▶

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

For federal tax purposes, you are considered a person if you are:

— An individual who is a citizen or resident of the United States,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

— Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 11-2005)

Form W-9 (Rev. 11-2005)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 4 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules regarding partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the

Form W-9 (Rev. 11-2005)	Page 3

LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt recipients 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note: See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 11-2005)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or single-owner LLC	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Sole proprietorship or single-owner LLC	The owner [3]
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

[4]

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules regarding partnerships on page 1.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.